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                                                                    EXHIBIT 10.4


                          EQUIPMENT PURCHASE AGREEMENT


THIS AGREEMENT, made and entered into this 22nd day of August, 1997, by and between FAUSETT INTERNATIONAL, INC., an Idaho corporation, ("FII") and ATLAS MINING COMPANY, an Idaho corporation ("Buyer");

     WHEREAS, FII owns equipment used in providing underground mining and related civil construction contract services in the state of Idaho and throughout the western United States; and

     WHEREAS, Seller desires to sell and Buyer desires to purchase from Seller all of the mining equipment, drills, loaders, trucks, tools, vehicles and supplies upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby mutually agree as follows:

          Agreement to Sell and to Buy. Seller, for itself and its respective successors, legal representatives and assigns, hereby agrees to sell to Buyer and Buyer, for itself and its successors, legal representatives and assigns, hereby agrees to purchase from Seller, for the consideration set forth in Section 2 hereof, all of Seller's rights, title and interests in and to the property listed in Exhibit B, attached hereto. Seller warrants that the specified assets are free from all liabilities and encumbrances, except for the secured interests of Washington Trust Bank and Orix Credit Alliance as described in Exhibit A, attached hereto. Buyer is not assuming any underlying debts in a timely and orderly manner.

          Purchase Price and Method of Payment. Subject to the adjustments Hereinafter specified, the total purchase price is One Million Four Hundred Sixteen Thousand Ninety-Four Dollars ($1,416,094.00) and is payable by the Buyer as follows:

          Twenty-five Thousand Dollars ($25,000) upon signing of this agreement, the receipt of which is hereby acknowleged as earnest money in partial payment of the purchase price for said assets; and

          The additional sum of Twenty-five Thousand Dollars ($25,000), plus Three Hundred Fifty Thousand Dollars ($350,000) of Atlas Mining Company Stock issued at the bid price as of the date of this agreement to FII, on or before the closing date of this agreement; and

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          The balance of the purchase price shall be evidenced by a promissory
     Note payable to Seller which provides for payment principal in the amount of One Million Sixteen Thousand Ninety-Four Dollars ($1,016,094) payable according to the following schedule.

          During the first 12 months of the term of the note, payments will be $15,000, payable monthly beginning thirty days after Closing Date. Interest will accrue at the rate of eight and three quarters percent (8.75%) per annum.

          Should Buyer sell or refinance equipment on Exhibit A (now financed by Washington Trust or Orix Credit), then Buyer will pay the additional principal payment of the sale or refinance proceeds directly to the Creditor herein and Seller will reduce balance of the promissory note in the amount equal to that paid by the Buyer directly to the creditor.

     At the end of One Year after Closing Date the Buyer shall: Pay the outstanding principal and accrued interest in one lump payment; or Refinance the outstanding balance of principal and accrued interest with another lender; or If after pursuing both SBA and commercial financing for the purpose of refinancing the outstanding balance of principal and accrued interest the Buyer is unable to obtain financing the Buyer shall have the option of refinancing with the Seller the outstanding balance for additional periods of 30 month or 42 month periods, and for periods of one year thereafter. The terms of the notes shall be of a maximum 7 year amortization and annual percentage rate no more than the Washington Trust Bank prime rate + .75%.

          The Buyer has the right to prepay the note without penalty.

          The Buyer agrees that all of the equipment listed on Exhibit B shall be subject to uniform commercial code security interests and/or motor vehicle title liens in favor of the Seller to secure payment of the amount due under the promissory note. All security interests shall be released by the Seller when the note is satisfied.

          Buyer agrees the duty of Seller to consummate this sale is expressly contingent upon the approval of the terms hereof by Washington Trust Bank and Orix Credit Alliance on or prior to the Closing Date.

     Liabilities Not Assumed. This agreement is intended by the parties to be for the sale of equipment only. It is expressly understood and agreed that Buyer shall not assume any liability or obligations of any nature, financial or otherwise, pertaining to the conduct of the business by Seller prior to the date of closing or the ownership by Seller of the assets sold to Buyer hereunder.

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     Closing. It is hereby agreed that this matter shall be closed at the office of HULL, BRANSTETTER & SIMPSON, Wallace, Idaho. All funds and instruments necessary to complete the sale and create the contemplated security interests will be deposited with them. The Closing Date shall be ______________, 1997, unless an earlier date is mutually agreed upon.

     Documents to be Delivered by Seller at Closing. At Closing, Seller Shall deliver to Buyer, in form and substance satisfactory to Buyer in each case:

          Certified copies of resolutions duly adopted by the Board of Directors and ratification of shareholders of FII approving the transactions referred to herein and authorizing and directing the execution of this Agreement and the performance of all obligations hereunder;

          Fully executed Bills of Sale and Assignment with full warranties of title (except as otherwise shown on Exhibit A hereto) transferring to Buyer all of Seller's interests of every kind and nature in and to all equipment and supplies as listed in Exhibit B;

          All other documents or instruments which Buyer may reasonably require to assure full and effective transfer to Buyer of all of Seller's property transferred to Buyer pursuant to the terms of this agreement.

          Seller agrees to give the Board of Directors of Atlas Mining Company voting rights to the stock issued by Atlas as partial payment herein, said proxy to be nonrevocable for the term of this agreement or extensions thereof.

     Documents to be Delivered by Buyer at Closing. At Closing, Buyer shall deliver to Seller, in form and substance satisfactory to Seller in each case;

          Payment in full of that portion of the consideration payable on the Date of Closing as specified in Section 2;

          Duly executed promissory note purchase money security agreement and uniform commercial code filing instrument covering assets purchased in the amount and payable in the manner specified in Section 2;

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          Certified copies of resolutions duly adopted by Buyer's Board of
     Directors approving the transactions referred to herein and authorizing and directing the execution of this Agreement and the performance of all obligations hereunder;

          Such other documents as may be reasonably requested by Seller in order to complete the transaction contemplated hereby.

     Possession. Seller shall deliver to Buyer, and Buyer shall take delivery of, property to Seller being purchased and sold hereunder on the Date of Closing.

     Seller's Covenant, Representations, and Warranties. As an inducement to Buyer to enter into this Agreement, Seller for itself and its respective representatives, successors and assigns, jointly and severally covenant, represent and warrant to Buyer as follows:

          The Seller is now, and on the Date of Closing will be, a corporation duly organized and in good standing under the laws of the State of Idaho, with the power to own, sell and transfer its assets, inventory and properties pursuant to this Agreement;

          The execution, delivery and performance by the Seller of this Agreement, and each other instrument or agreement contemplated by this agreement, are within the corporate powers of the Seller, have been duly authorized by all necessary corporate action on the part of the Seller (including shareholder approval of transactions or documents contemplated by this Agreement with respect to which shareholder approval is required by law or each of the Seller's governing instruments), and will not violate or constitute a default under any provision of law or of the Articles of Incorporation, By-Laws, or other contractual obligation of the Seller. This Agreement, together with all other instruments or agreements contemplated hereunder, when duly executed and delivered, will be the legal, valid and binding obligation of the Seller and its heirs or assigns, and is enforceable against the Seller in accordance with their respective terms;

          Except as specified in Exhibit A, Seller has good and marketable title to their respective assets sold hereunder. On the Date of Closing all tangible personal property purchased hereunder shall be in as good order and condition as on the date of this Agreement, ordinary wear and tear excepted;

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          The Seller is not a party to or by any agreement or instrument or subject to any charter or corporate resolution or any order, injunction or decree of any court or governmental agency affecting the properties being purchased by Buyer hereunder;

          Except to the extent otherwise specifically agreed upon under the terms of this Agreement, the risk of loss of the properties purchased by the Buyer Hereunder shall remain with Seller until the Closing, at which time such risk shall become that of the Buyer.

     Buyer's Covenants, Representations and Warranties. As an inducement to Seller to enter into this Agreement, Buyer covenants, represents and warrants to Seller that:

          Buyer is now, and on the Date of Closing will be, a corporation duly organized, Validly existing and in good standing under the laws of the State of Idaho, with power to own, purchase and acquire Seller's assets pursuant to this Agreement; The execution, delivery and performance by Buyer of this Agreement, and each other instrument or agreement contemplated by the Agreement, are within the corporate powers of Buyer, have been duly authorized by all necessary corporate action on the part of Buyer and will not violate or constitute default under any provision of the Articles of Incorporation, Bylaws or any other contractual obligation of Buyer. This Agreement, together with all other instruments or agreements contemplated hereunder, when duly executed and delivered, will be the legal, valid and binding obligation of Buyer, and will be enforceable against Buyer in accordance with their respective terms.

          From and after the time of closing Buyer agrees to continually insure the equipment subject to this agreement in the amount equal to the amount owed FII from time to time. Buyer further agrees to name FII as an additional Insured on such theft and casualty policy and with indemnification paying all proceeds of claims directly to FII or its assigns.

     10. Conditions to Obligation of Buyer. The obligations of Buyer under this Agreement are expressly conditioned upon satisfaction of the following conditions as of the Date of Closing:

All the terms, covenants and conditions of this Agreement to be compiled with and performed by the Seller on or before the Date of Closing shall have been fully complied with and performed in all material respects;

Seller shall have afforded to the officers and authorized representatives of Buyer free and full access to the equipment and supplies of Seller prior to the Date of Closing in order that Buyer shall have full opportunity to make such inspections of the assets being purchased hereunder and such other investigations as it shall desire, including the right of Buyer to have an independent outside appraisal of the assets in Exhibit B, and Seller shall have furnished Buyer with such additional financial and operating data and other information as to the maintenance operation of Seller's assets which Buyer shall from time to time have reasonably requested prior to the Date of Closing.

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     11.  Brokerage. Seller and Buyer warrant and represent to each other that there is no brokerage or finder's fee payable to any party in connection with the sale o the assets, inventory, and properties provided for in this Agreement.

     12. Assignment. Prior to the Date of Closing, Buyer may at its option assign its interests under this Agreement to a third party without the prior consent of Seller. Seller may at its option assign its interests under this agreement to a third party without the prior written consent of Buyer.

     13.  Miscellaneous.

          All covenants, agreements, representations and warranties contained herein Shall survive the execution of this Agreement and the Date of Closing hereunder;

          The parties shall execute and deliver such other and further documents as may be necessary to implement and consummate this Agreement;

          This Agreement shall be binding upon and inure to the benefit and be enforceable against the parties hereto and their respective successors and assigns, and shall in all respects be governed, enforced and interpreted in accordance with the laws of the State of Idaho;

          Attorney for the Seller is Ben Simpson, Hull Branstetter & Simpson, 416 River Street, Wallace, Idaho 83873. Each party acknowledges the right of the other to have any and all documents reviewed by their respective representative.

          All notices, demands and requests required or permitted to be given hereunder shall be deemed duly given if and when mailed by certified or registered mail, postage prepaid, and, pending the designation in writing of another address, addressed to Seller as follows:

                  Fausett International, Inc.
                  1221 W. Yellowstone Avenue
                  Osburn, Idaho  83849

     and addressed as follows:

                  Atlas Mining Company
                  P.O. Box 631
                  Mullan, ID 83846

          (f) This Agreement and the Exhibits attached hereto contain the entire agreement between the parties, superseding in all respects any and all prior oral or written agreements or understandings, between the parties hereto pertaining to the sale of Seller's equipment purchased and sold hereunder, and shall be amended or modified only by written instrument signed by both parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one agreement.

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     IN WITNESS WHEREOF, each of the parties hereto executed this Agreement on the day and year first above written.


     SELLER:     Fausett  International,  Inc.
                 By:  _________________________
                 Its:  ________________________
                 Date:  _______________________


     BUYER:     Atlas  Mining  Company
                By:  _________________________
                Its:  ________________________
                Date:  _______________________

                                   EXHIBIT "A"

EQUIPMENT: All equipment of Debtor now owned or hereafter acquired including, but not limited to mining equipment and machinery, together with all parts, fittings, and accessions at anytime acquired, wherever located.

INVENTORY: All inventory of debtor now owned or hereafter acquired, including, but not limited to, raw materials, work in process, finished goods and materials and supplies used or consumed in debtor's business including, but not limited to drill bits, drill shafts and other consumable mining inventory whether in the possession of the debtor, warehouseman, bailee, or any other person or wherever located, and all proceeds and products of debtor's inventory in any form.

CASH AND DEPOSIT ACCOUNTS: All cash and deposit accounts in any form excluding payroll and tax reserve accounts.

DATED this 11th day of October, 1989.

Fausett International, Inc.



By:________________________________
                    President



By:________________________________
                    Treasurer

Washington Trust Bank



By:_________________________________
                    Vice  President

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                           FAUSETT INTERNATIONAL, INC.
                           FAUSETT MINE SERVICES, INC.

                                    Exhibit A

ACCOUNTS: All accounts, chattel paper, contracts and contract receivables, instruments, documents or other writing evidencing a monetary obligation, all other rights to payments, including, but not limited to, all general intangibles evidencing or comprising a right to receive payment, including all city, county, state and federal tax refunds or other receivables due from such sources now or at anytime hereafter existing whether or not earned by performance arising out of the conduct of the Debtor's business together with all rights, titles, security and guaranties of each account including any right to stop in transit and all security interest, claims and pledges whether voluntary or involuntary which are pertinent to or affect such accounts and all returned or repossessed goods sold in inventory. All accounts, chattel paper, instruments general intangibles, and rights to payment of every kind, now or hereafter owing to Debtor including but not limited to that certain contract between Debtor and Pegasus Gold Corporation dated 24th day of June, 1994.

CASH AND DEPOSIT ACCOUNTS: All cash deposit accounts in any form excluding payroll and tax reserve accounts.

GENERAL INTANGIBLES: All general intangibles (as defined in Article 9 of the Uniform Commercial Code) now owned or hereafter acquired, together with all renewals, replacements and/or substitutions therefore or additions thereto, all rights accruing therefrom and all proceeds thereof.

FAUSETT INTERNATIONAL, INC.


By:_______________________________


By:_______________________________


FAUSETT MINE SERVICES, INC.

By:_______________________________


By:_______________________________


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                                   EXHIBIT "A"

EQUIPMENT: All equipment of Debtor now owned or hereafter acquired including, but not limited to mining equipment and machinery, together with all parts, fittings, and accessions at anytime acquired, wherever located.

INVENTORY: All inventory of debtor now owned or hereafter acquired, including, but not limited to, raw materials, work in process, finished goods and materials and supplies used or consumed in debtor's business including, but not limited to drill bits, drill shafts and other consumable mining inventory whether in the possession of the debtor, warehouseman, bailee, or any other person or wherever located, and all proceeds and products of debtor's inventory in any form.

CASH AND DEPOSIT ACCOUNTS: All cash and deposit accounts in any form excluding payroll and tax reserve accounts.

DATED this 11th day of October, 1989.

Fausett International, Inc.



By:________________________________
                   President



By:________________________________
                   Treasurer

Washington Trust Bank



By:_________________________________
                   Vice  President

                           FAUSETT INTERNATIONAL, INC.
                           FAUSETT MINE SERVICES, INC.

                                    Exhibit A

ACCOUNTS: All accounts, chattel paper, contracts and contract receivables, instruments, documents or other writing evidencing a monetary obligation, all other rights to payments, including, but not limited to, all general intangibles evidencing or comprising a right to receive payment, including all city, county, state and federal tax refunds or other receivables due from such sources now or at anytime hereafter existing whether or not earned by performance arising out of the conduct of the Debtor's business together with all rights, titles, security and guaranties of each account including any right to stop in transit and all security interest, claims and pledges whether voluntary or involuntary which are pertinent to or affect such accounts and all returned or repossessed goods sold in inventory. All accounts, chattel paper, instruments general intangibles, and rights to payment of every kind, now or hereafter owing to Debtor including but not limited to that certain contract between Debtor and Pegasus Gold Corporation dated 24th day of June, 1994.

CASH AND DEPOSIT ACCOUNTS: All cash deposit accounts in any form excluding payroll and tax reserve accounts.

GENERAL INTANGIBLES: All general intangibles (as defined in Article 9 of the Uniform Commercial Code) now owned or hereafter acquired, together with all renewals, replacements and/or substitutions therefore or additions thereto, all rights accruing therefrom and all proceeds thereof.

FAUSETT  INTERNATIONAL,  INC.


By:_______________________________


By:_______________________________


FAUSETT  MINE  SERVICES,  INC.

By:_______________________________


By:_______________________________


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                         ADDENDUM TO PURCHASE AGREEMENT
                              DATED AUGUST 22, 1997

This is to modify the maturity date of the Equipment Purchase Agreement of August 22, 1998, between Fausett International, Inc. and Atlas Mining Company.

It is mutually agreed that the date of maturity of this agreement be extended to August 22, 2002. It is mutually agreed that the maturity of the Promissory Note dated September 30, 1997, negotiated in conjunction with the Equipment Purchase Agreement also be extended to August 22, 2002.

Signed this ___ day of December, 1998.



---------------------------------
For Fausett International, Inc.


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